JOY GLOBAL INC.

POWER OF ATTORNEY

Annual Report on Form 10-K for the Year Ended October 31, 2001

     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Joy Global Inc., a Delaware corporation (the "Corporation"), will file an Annual Report on Form 10-K for the fiscal year ended October 31, 2001, with the Securities and Exchange Commission; and,

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John Nils Hanson as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this ____ day of _________, 2001.

_______________________(SEAL)
Steven L. Gerard

JOY GLOBAL INC.

POWER OF ATTORNEY

Annual Report on Form 10-K for the Year Ended October 31, 2001

     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Joy Global Inc., a Delaware corporation (the "Corporation"), will file an Annual Report on Form 10-K for the fiscal year ended October 31, 2001, with the Securities and Exchange Commission; and,

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John Nils Hanson as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this ____ day of _________, 2001.

_______________________(SEAL)
Ken C. Johnsen

JOY GLOBAL INC.

POWER OF ATTORNEY

Annual Report on Form 10-K for the Year Ended October 31, 2001

     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Joy Global Inc., a Delaware corporation (the "Corporation"), will file an Annual Report on Form 10-K for the fiscal year ended October 31, 2001, with the Securities and Exchange Commission; and,

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John Nils Hanson as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this ____ day of _________, 2001.

_______________________(SEAL)
James R. Klauser

JOY GLOBAL INC.

POWER OF ATTORNEY

Annual Report on Form 10-K for the Year Ended October 31, 2001

     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Joy Global Inc., a Delaware corporation (the "Corporation"), will file an Annual Report on Form 10-K for the fiscal year ended October 31, 2001, with the Securities and Exchange Commission; and,

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John Nils Hanson as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal th0is ____ day of _________, 2001.

_______________________(SEAL)
Richard B. Loynd

JOY GLOBAL INC.

POWER OF ATTORNEY

Annual Report on Form 10-K for the Year Ended October 31, 2001

     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Joy Global Inc., a Delaware corporation (the "Corporation"), will file an Annual Report on Form 10-K for the fiscal year ended October 31, 2001, with the Securities and Exchange Commission; and,

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John Nils Hanson as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this ____ day of _________, 2001.

_______________________(SEAL)
P. Eric Siegert

JOY GLOBAL INC.

POWER OF ATTORNEY

Annual Report on Form 10-K for the Year Ended October 31, 2001

     WHEREAS, under the provisions of the Securities Exchange Act of 1934, Joy Global Inc., a Delaware corporation (the "Corporation"), will file an Annual Report on Form 10-K for the fiscal year ended October 31, 2001, with the Securities and Exchange Commission; and,

     WHEREAS, the undersigned is a Director of the Corporation;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints John Nils Hanson as his attorney, with full power to act for him in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this ____ day of _________, 2001.

_______________________(SEAL)
James H. Tate